UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 1, 2007

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 1, 2007, Macy's entered into amendments to its severance agreements with certain executive officers, which agreements were set to expire on November 1, 2007. The amendments:

- extend the term of the severance agreements by one year, to November 1, 2008; and

-     add a new section to the severance agreements that provides that Macy's may unilaterally amend or modify the severance agreements prior to a change in control to conform the terms of the severance agreements to the requirements of Section 409A of the Internal Revenue Code; but

- make no other changes to the severance agreements.

Among the executives signing amendments were Macy's Chairman, President and Chief Executive Officer, Terry Lundgren; Macy's Chief Financial Officer, Karen Hoguet; and the following Vice Chairs: Thomas Cody, Thomas Cole, Janet Grove and Susan Kronick.

This summary of the amendments is qualified in its entirety by reference to the Form of Amendment No. 2 to Severance Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		10.1	Form of Amendment No. 2 to Severance Agreement.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: November 5, 2007	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary

Index to Exhibits

Index Number

10.1	Form of Amendment No. 2 to Severance Agreement.